THE PARNASSUS FUND

Quarterly Report March 31, 2005

The Fund that does well by doing good

May 2, 2005

Dear Shareholder:

As of March 31, 2005, the net asset value per share (NAV) of the Parnassus Fund was $30.34, so the total return for the quarter was a loss of 2.41%. This compares to a loss of 2.15% for the S&P 500 Index, a loss of 7.95% for the Nasdaq and a loss of 2.25% for the average multi-cap core fund followed by Lipper, Inc. For the quarter, then, we slightly underperformed the S&P and the Lipper average, but we were more than five percentage points ahead of the Nasdaq.

Below is a table comparing the average annual total return of the Parnassus Fund with that of the S&P, the Nasdaq and the Lipper Multi-Cap Core Average over the past one, three, five and ten-year periods:

Average Annual Total Returns for periods ended March 31, 2005	One Year	Three Years	Five Years	Ten Years

PARNASSUS FUND	1.25%	(4.41)%	5.83%	6.83%

S&P 500 Index	6.69%	2.74%	(3.15)%	10.77%

Lipper Multi-Cap Core Average	5.80%	3.39%	(0.63)	10.56%

Nasdaq Index	0.83%	3.22%	(14.89)%	9.79%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this information. The Prospectus

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is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The S&P 500 and the Nasdaq Composite are unmanaged indices of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load of a maximum of 3.5% which is not reflected in the total return figures.

Analysis

Five stocks were responsible for the loss the Fund experienced in the first quarter. Each issue had a negative impact of at least 10¢ on the NAV.

Boston Scientific, a manufacturer of medical equipment and devices, caused a drop of 25¢ on the NAV, as its stock slumped from $35.55 to $29.29 for a decline of 17.6%. The company is the leading designer and producer of heart stents that keep clogged arteries open after surgery has removed the blockage. The shares of Boston Scientific declined because of stronger heart stent competition from Johnson & Johnson. We continue to hold the stock because we think that Boston Scientific will maintain most of its market share even with stronger competition. Trading at only 14 times its estimated 2005 earnings, the company appears to be substantially undervalued.

Discount broker Charles Schwab cost the Fund 17¢ during the quarter, losing 12.1% as it dropped from $11.96 to $10.51. The slumping stock market caused the decline since fewer trades meant less commission revenue. We continue to hold the stock because it should bounce back when trading picks up. Also, we like the franchise the company has in mutual fund distribution. Last year, the Fund paid $8.80 for the stock, so we have a profit in the issue during our holding period even though there was a loss for the quarter.

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Mentor Graphics, a Portland-based company that develops and sells software that chip companies use to design semiconductors, fell 10.4%, declining from $15.29 to $13.70. That cost the Fund 15¢ on the NAV. The drop in the stock came as investors worried that chip companies would spend less on R&D software.

Forest Labs fell 17.6%, dropping from $44.86 to $36.95 and costing the Fund 12¢ on the NAV. Investors became concerned that one of the company’s drugs might have reduced sales because health maintenance organizations (HMOs) and health insurance companies were raising the required co-payment for patients.

Renaissance Re, a reinsurance company that insures other insurance companies, saw its stock decline 7.4% from the beginning of the quarter to the time when we sold it for $48.24 a share. By the end of the quarter, the stock had dropped even further to $46.70 as premiums declined, reducing the cost of insurance.

Four companies in the portfolio made contributions of at least 5¢ each to the NAV and, thereby, reduced our losses. IVAX, a generic pharmaceutical company, added 12¢ to the NAV as its stock climbed from our cost of $15.66 to $19.77 for a gain of 26.2%. Higher demand for generic drugs moved the stock higher. Investors were also optimistic about its product used in dispensers that will replace chlorofluorocarbons that have a negative impact on the environment.

Ann Taylor Stores climbed 18.9%, rising from $21.53 to $25.59 and contributing 11¢ to the NAV. We bought the stock last year when it was depressed after a fashion miss. The stock bounced back when the outlook improved.

Avocent Corporation supplies enterprise data centers with products that control computers including switches and extensions as well as remote access and video display solutions. We bought the stock after it dropped to $23.48 following a shortfall in sales. We sold it after a short time for $26.55 because its immediate prospects did not appear to be as

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favorable as we first thought. The stock climbed 13.1% during the time we held it for a gain of 8¢ on the NAV.

St. Paul Travelers, the big insurance company, added 5¢ to the NAV during the quarter because it edged up from $37.07 to $38.30 a share when we sold it. Even though there was a gain on the stock during the quarter, we lost 6.6% on the company during the time we held it. We paid $41.02 a share for the company when we bought the stock last year.

Outlook and Strategy

The economy keeps getting stronger as it recovers from the recession we had early in this decade. It’s not booming, but it is moving along at a measured pace, to borrow a phrase from Chairman Greenspan. Interest rates have increased somewhat, but not enough to hurt the economy. Higher interest rates are not always a negative for the economy if they go up slowly; a sharp increase, though, almost always hurts the economy and the stock market.

The biggest economic threat to the country right now is high oil prices, which hit a record $58 a barrel before falling back into the low 50s. If oil prices stay above $50, this would definitely slow the economy down.

The immediate outlook for the stock market is not good. Higher interest rates and high oil prices are definitely a negative. Also, stock prices follow a seasonal pattern in most years with the May through October period being weak.

Given this situation, I intend to be cautious in the months ahead. This means picking stocks that appear to have less risk over the near term.

One interesting strategy that we’re thinking about now involves technology stocks. As our veteran shareholders will remember, a lot of our best gains were realized because of technology shares. Technology stocks have an even more pronounced seasonal cycle than the market

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as a whole. They usually go up a lot in the November to April period and go down a lot in the May to October period. Also, the demand for technology products like computers and cell phones seems weak right now, and there appears to be excess inventory in the distribution channels. This might mean a downside correction for technology companies.

On the other hand, it appears that late in the second half of the year, demand for technology companies might get stronger. If this is the case, there might be an opportunity for the Fund to invest in technology companies if their prices decline in the summer. These share prices might rise very late in the year. I’ll be looking for these opportunities over the next six months.

Company Notes

H&R Block has teamed up with a community organization, ACORN (Association of Community Organizations for Reform Now), to help low and moderate-income families who may be eligible for the Earned Income Tax Credit (EITC). The program will also help families learn how to get their tax refund faster. An estimated seven million eligible families do not claim the EITC, foregoing more than $12 billion in supplemental income designed to assist low-income wage-earners. The EITC is often missed due to complicated eligibility rules and the complexity of calculating the credit. ACORN and H&R Block will start an advertising campaign in 65 cities to increase awareness of the tax benefit and how to claim it. The campaign will also emphasize how working families can get their full refund quickly and inexpensively by electronically filing (e-filing) a tax return with direct deposit of the refund to their bank accounts.

Wells Fargo & Company announced that it has exceeded the mid-point of its $1 billion program to lend to African-American business owners. The program includes outreach and education along with access to capital combined with business products and services that help black business owners succeed financially.

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The Charles and Helen Schwab Foundation has joined with cartoonist Jim Davis, creator of the Garfield comic strip, to provide content that will help 8–12 year olds with learning disabilities. It appears at the website SparkTop.org. Charles Schwab himself suffered from dyslexia and used comic books to learn to read.

The National Association for Female Executives (NAFE) named the Gap to its list of the 30 Best Companies for Executive Women. Women represent over half the management team at the Gap.

Personnel Matters

I’m proud to announce that James Donatell has joined our staff as Managing Director for Institutional Markets. In that capacity, Jim will be helping us bring institutional assets into our funds. He has a remarkable background and we are, indeed, fortunate to have someone of Jim’s stature joining our firm. He is a graduate of Westminster College in Wilmington, Pennsylvania. Jim began his career as a stockbroker with Dean Witter, then spent time with SEI Investments and Charles Schwab & Co. in San Francisco.

Jim spent eight years with Fidelity Investments as a Division Executive and Sales Manager, serving in several areas including the institutional brokerage group and the investment adviser group. Most recently, he served as Executive Vice President in charge of sales at Gartmore Global Investments in Pennsylvania. For family reasons, Jim moved to the San Francisco Bay Area, so we were fortunate enough to have him join Parnassus Investments, bringing with him a wealth of experience.

Minh Bui who interned with us last fall has now joined our staff as a financial analyst. Minh was born in Lausanne, Switzerland, of Vietnamese parents. He is a graduate of the University of Lausanne where he majored in business administration at the HEC Business School. Last December, he completed his master’s degree in finance at Golden Gate University. His previous experience includes work at Lombard Odier & Cie, a private bank in Geneva, and at Merriman Curhan Ford & Co.,

6        The Parnassus Fund • March 31, 2005

an investment firm in San Francisco. He has also worked as a teaching assistant at the HEC Business School. Minh is making a big contribution to Parnassus.

Joining us as an intern for the spring semester is Lori Kandels who is a student in the MBA program at Presidio World College where she studies sustainable management. She is a graduate of the University of Minnesota and holds a master’s degree in behavioral sciences from St. Mary’s University of Minnesota. Her previous experience includes work as Director of Crisis Services in Burlingame, California, intern co-ordinator at the Edgewood Children’s Center in San Francisco and instructor and supervisor at JFK University in Sunnyvale, California. Lori brings a wealth of experience to us at Parnassus and it’s great to have her with us.

New Funds

Three new funds have just been added to the Parnassus family: the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund.

We will select companies for inclusion in the Workplace Fund by examining such factors as equitable pay and benefits, family-friendly programs, training and educational opportunities, diversity, two-way communication and support for voluntarism in the community. At the outset, there will be at least 25 companies in the portfolio that are deemed to have good workplaces.

Parnassus Investments will conduct its own research for the Parnassus Workplace Fund to find companies which meet the Fund’s criteria, but we will also use outside sources such as the annual Fortune magazine survey, “The 100 Best Companies to Work For,” and the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Milton Moskowitz, co-author of the Fortune survey and co-originator of the Working Mother survey, will serve as a consultant to Parnassus in evaluating workplaces for potential investments by the

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Fund. Milton Moskowitz is also a longtime shareholder of the Parnassus Fund. (Neither Fortune magazine nor Working Mother magazine has any role in the management of the Fund, and there is no affiliation between Parnassus and either publication.)

The Parnassus Small-Cap Fund will invest in companies with market capitalizations under $3 billion while the Parnassus Mid-Cap Fund will invest in companies with market capitalizations between $3 billion and $20 billion. These two funds will fill out our line of mutual funds. The Parnassus Fund and the Parnassus Workplace Fund invest in companies of all sizes. The Parnassus Equity Income Fund invests mainly in large-cap companies. The Mid-Cap Fund and the Small-Cap Fund will provide opportunities for investors who wish to invest in companies with those size characteristics. This means that Parnassus will now offer stock mutual funds in all the major ranges of company size. These funds will have the same social screens as the other Parnassus Mutual Funds.

All three new funds will be no-load. They are now open for investment.

                Yours truly,

                Jerome L. Dodson

                President

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THE PARNASSUS FUND PORTFOLIO: AS OF MARCH 31, 2005

(Unaudited)

Number of Shares	Common Stocks	Market Value	Per Share
275,000	Aflac Inc.	$10,246,500	$37.26
5,000	Agere Systems Inc.	7,150	1.43
80,000	Altera Corporation	1,582,400	19.78
50,000	Amgen Inc.	2,910,500	58.21
300,000	Ann Taylor Stores Corp.	7,677,000	25.59
100,000	Applied Materials Inc.	1,625,000	16.25
250,000	Arthur J Gallagher & Co.	7,200,000	28.80
80,000	Automatic Data Processing	3,596,000	44.95
500,000	Boston Scientific Corp.	14,645,000	29.29
225,000	Cadence Design Sys Inc.	3,363,750	14.95
1,350,000	Charles Schwab Corp.	14,188,500	10.51
375,000	Cisco Systems Inc.	6,708,750	17.89
125,000	Credence Systems Corp.	988,750	7.91
5,000	Cymer Inc.	133,850	26.77
210,000	Electro Scientific Inds Inc.	4,071,900	19.39
180,000	Electronics For Imaging	3,211,200	17.84
150,000	Ethan Allen Interiors Inc.	4,800,000	32.00
75,000	Fannie Mae	4,083,750	54.45
350,000	Forest Laboratories Inc.	12,932,500	36.95
125,000	Freddie Mac	7,900,000	63.20
215,000	Gannett Co. Inc.	17,002,200	79.08
10,000	The Gap Inc.	218,400	21.84
25,000	H&R Block Inc.	1,264,500	50.58
5,000	Health Mgmt Associates Inc.	130,900	26.18
20,000	Hewlett-Packard Co.	438,800	21.94
325,000	IVAX Corp.	6,425,250	19.77
400,000	J.P. Morgan Chase & Co.	13,840,000	34.60
40,000	Knight-Ridder Inc.	2,690,000	67.25
225,000	Laboratory Corp. of American Holdings	10,845,000	48.20
1,100,000	Mentor Graphics Corp.	15,070,000	13.70
1,100,000	Nokia Corp. (ADR)	16,973,000	15.43
600,000	Pfizer Inc.	15,762,000	26.27
475,000	Radisys Corp.	6,726,000	14.16
160,000	Reebok International Ltd.	7,088,000	44.30
380,000	Ross Stores Inc.	11,073,200	29.14
40,000	Teradyne Inc.	584,000	14.60
315,000	Wells Fargo & Company	18,837,000	59.80
25,000	Xilinx Inc.	730,750	29.23

	Total common stocks	$257,571,500
	Short-term investments and other assets	59,736,335

	TOTAL NET ASSETS	$317,307,835

	NET ASSET VALUE AS OF MARCH 31, 2005	$30.34

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THE PARNASSUS FUND

The Fund that does well by doing good

One Market – Steuart Tower, Suite 1600 San Francisco, CA 94105

(800) 999-3505 (415) 778-0200

www.parnassus.com

Investment Adviser

Parnassus Investments

One Market – Steuart Tower

Suite 1600

San Francisco, CA 94105

Legal Counsel

Foley & Lardner LLP

777 E.Wisconsin Ave.

Milwaukee, WI 53202

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

50 Fremont Street

San Francisco, CA 94105

Distributor

Parnassus Investments

One Market – Steuart Tower

Suite 1600

San Francisco, CA 94105

This report must be preceded or accompanied by a current prospectus.

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